UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:   BlackRock World Income Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income

      Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 –	Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund benefited from its long government debt positions in European peripheral countries such as Italy, Spain, and Portugal, where spreads tightened due to the continuation of accommodative monetary policy from the European Central Bank coupled with an improving fiscal outlook for the region. The Fund’s non-benchmark exposure to spread sectors also had a positive impact, most notably due to holding long positions in investment grade industrials and financials credits and high yield debt. Within active currency trading, shorting the Japanese yen provided a significant contribution to the Fund’s return.

•

Conversely, the Fund’s positioning in emerging markets detracted from performance as the asset class suffered from rising developed-market interest rates and diminished economic output. The Fund’s duration trading (sensitivity to interest rate movements) in Japan also negatively impacted performance.

•

The Fund utilizes derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, financial future contracts had a positive impact on returns, while foreign currency transactions negatively impacted returns.

Describe recent portfolio activity.

•

In the first half of the period, the Fund held exposure to Italian and Spanish government debt. The Fund reduced exposure to US dollar-denominated emerging market sovereign debt given valuation concerns and moved into local, quasi-sovereign emerging market bonds. With respect to foreign currency exposure, the Fund removed its long positions in emerging market currencies due to concerns that the market’s preoccupation with stimulus tapering would continue to exert downward pressure on emerging market assets. Within investment grade corporate credit, the Fund realized profits on some senior US financial names where valuations had become unattractive.

•

Later in the period, the Fund rotated its positioning in European peripheral debt. The Fund moved from the semi-peripheral countries Spain and Italy, where valuations were relatively high, to the peripheral countries Portugal, Ireland and Slovenia.

•

Also during the period, the Fund accumulated cash in order to decrease portfolio risk while seeking to redeploy cash reserves as new opportunities would emerge in the market. The Fund’s cash balance did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•

Relative to the JP Morgan Global Government Bond Broad Index, the Fund ended the period with an underweight duration positions in the United States, the United Kingdom and Japan. The Fund maintained a non-benchmark long duration position in Europe. From a currency perspective, the Fund held an underweight position in the Australian dollar and Japanese yen compared to long positions in the US dollar. As of period end, the Fund continued to seek opportunities in spread sectors such as high yield, securitized assets and emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended December 31, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.55%	1.55%	2.66%	1.84%	N/A	5.52%	N/A	5.39%	N/A
Investor A	1.31	1.30	2.71	1.62	(2.45)%	5.30	4.44%	5.17	4.74%
Investor B	0.94	0.94	2.42	1.00	(2.98)	4.72	4.38	4.61	4.61
Investor C	0.64	0.62	2.32	0.84	(0.15)	4.49	4.49	4.38	4.38
Investor C1	0.85	0.85	2.38	0.95	(0.05)	4.68	4.68	4.56	4.56
J.P. Morgan Global Government Bond Broad Index	—	—	1.72	(4.05)	N/A	2.44	N/A	4.30	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.60	$4.95	$1,000.00	$1,020.32	$4.94	0.97%
Investor A	$1,000.00	$1,027.10	$6.03	$1,000.00	$1,019.26	$6.01	1.18%
Investor B	$1,000.00	$1,024.20	$9.08	$1,000.00	$1,016.23	$9.05	1.78%
Investor C	$1,000.00	$1,023.20	$9.94	$1,000.00	$1,015.38	$9.91	1.95%
Investor C1	$1,000.00	$1,023.80	$9.33	$1,000.00	$1,015.98	$9.30	1.83%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information

As of December 31, 2013

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	41%
Corporate Bonds	28
US Treasury Obligations	19
Asset-Backed Securities	5
Preferred Shares	3
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1
Common Stocks	1

Geographic Allocation	Percent of Long-Term Investments

United States	28%
Italy	12
United Kingdom	8
Australia	7
Luxembourg	6
Portugal	5
Germany	5
South Korea	4
Ireland	4
Slovenia	3
Spain	3
Netherlands	3
France	2
Brazil	2
Other[1]	8

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	7

Schedule of Investments December 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Canada — 0.3%
Ainsworth Lumber Co. Ltd. (a)(b)		47,014	$184,559
Ainsworth Lumber Co. Ltd. (a)		65,864	258,558

			443,117
United States — 0.2%
NewPage Corp.		2,540	215,900
Total Common Stocks — 0.5%			659,017

Asset-Backed Securities	Par (000)
France — 0.5%
Cars Alliance Funding PLC, Series 2012-F1F, Class A, 1.38%, 9/25/21	EUR	51	69,890
Driver France 1 FCT, Series 1, Class B, 1.04%, 10/21/20 (c)		100	137,821
FCT Copernic, Series 2012-1, Class A1, 1.28%, 9/25/29 (c)		164	226,313
Red & Black Auto Lease France, Series 2012-1, Class A, 1.08%, 12/28/21 (c)		111	152,880

			586,904
Germany — 1.1%
Driver Ten GmbH, Series 10, Class A, 0.49%, 3/21/19 (c)		230	316,975
Red & Black TME Germany 1 UG, Series 1, Class A, 0.72%, 1/15/23 (c)		55	75,804
SC Germany Auto, Class A (c):
Series 2013-1, 0.59%, 10/12/22		371	510,424
Series 2013-2, 0.69%, 3/12/23		340	468,164

			1,371,367
Italy — 0.5%
Auto ABS Compartiment, Series 2012-2, Class A, 2.80%, 4/27/25		343	476,005
Berica PMI Srl, Series 1, Class A1X, 2.63%, 5/31/57 (c)		152	210,772

			686,777
Luxembourg — 0.8%
Bumper 2 SA, Series 2011-2, Class A, 1.49%, 2/23/23 (c)		281	388,636
Asset-Backed Securities	Par (000)		Value
Luxembourg (concluded)
Red & Black Auto Lease Germany 1 SA, 0.91%, 4/15/24	EUR	400	$550,003

			938,639
Netherlands — 0.1%
Highway BV, Series 2012-1, Class A, 1.33%, 3/26/24 (c)		54	75,094
United Kingdom — 1.2%
Atlantes, Ltd. / Atlantes Finance PLC, Series 6, Class A, 2.68%, 3/20/33 (c)		200	275,828
Bumper 2 SA, Series 2012-5 (c):
Class A1, 1.45%, 6/20/22		134	184,635
Class A2, 1.89%, 6/20/22	GBP	134	222,392
E CARAT 2 PLC, Series 2, Class A, 1.04%, 10/18/21 (c)		149	246,879
Turbo Finance 2 PLC, Series 2012-1:
Class A, 1.89%, 2/20/19 (c)		38	63,047
Class B, 5.50%, 2/20/19		195	332,748
Turbo Finance 3 PLC, Series 3, Class A, 1.09%, 11/20/19 (c)		55	91,628

			1,417,157
United States — 0.8%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17		300	504,564
Santander Drive Auto Receivables, Series 2012-3, Class A3, 1.08%, 4/15/16	USD	99	99,377
SLM Student Loan Trust (c):
Series 2012-2, Class A, 0.86%, 1/25/29		219	220,269
Series 2012-C, Class A1, 1.27%, 8/15/23 (b)		177	178,248

			1,002,458
Total Asset-Backed Securities — 5.0%			6,078,396

Corporate Bonds
Australia — 0.3%
CNOOC Curtis Funding No 1 Property Ltd., 4.50%, 10/03/23 (b)		420	416,841

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ABS	Asset-Backed Security	INR	Indian Rupee
	AUD	Australian Dollar	JPY	Japanese Yen
	BUBOR	Budapest Interbank Offer Rate	JSC	Joint Stock Company
	CAD	Canadian Dollar	KRW	South Korean Won
	CHF	Swiss Franc	LIFFE	London International Financial Futures and
	CNY	Chinese Renminbi		Options Exchange
	DKK	Danish Krone	NOK	Norwegian Krone
	EUR	Euro	NYSE	New York Stock Exchange
	GBP	British Pound	NZD	New Zealand Dollar
	GO	General Obligation Bonds	OTC	Over-The-Counter
	HUF	Hungarian Forint	RB	Revenue Bonds
			USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Brazil — 1.6%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)	USD	255	$261,004
Petrobras International Finance Co., 3.88%, 1/27/16		1,610	1,657,434

			1,918,438
Denmark — 1.1%
Realkredit Danmark A/S, Series 10T, 2.00%, 1/01/14	DKK	6,940	1,279,794
France — 1.1%
Electricite de France SA, 6.00% (c)(d)	GBP	500	858,080
Renault SA, 4.63%, 9/18/17	EUR	339	499,927

			1,358,007
Hong Kong — 0.4%
Bao-trans Enterprises, Ltd., 3.75%, 12/12/18	USD	445	440,279
India — 0.7%
Canara Bank, 5.25%, 10/18/18		213	217,386
NTPC Ltd., 4.75%, 10/03/22		380	348,014
Power Grid Corp. of India Ltd., 3.88%, 1/17/23		280	236,123

			801,523
Ireland — 1.1%
Aquarius and Investments PLC for Swiss Reinsurance Co., Ltd., 6.38%, 9/01/24 (c)		200	207,500
Aquarius and Investments PLC for Zurich Insurance Co Ltd, 4.25%, 10/02/43 (c)	EUR	130	178,342
ESB Finance, Ltd., 3.49%, 1/12/24		180	245,902
Sibur Securities Ltd., 3.91%, 1/31/18	USD	690	673,613

			1,305,357
Italy — 1.5%
Assicurazioni Generali SpA, 7.75%, 12/12/42 (c)	EUR	100	158,033
Davide Campari-Milano SpA:
5.38%, 10/14/16		150	223,823
4.50%, 10/25/19		330	480,308
Telecom Italia SpA:
4.50%, 9/20/17		410	590,373
4.88%, 9/25/20		260	366,835

			1,819,372
Kazakhstan — 0.7%
KazMunayGas National Co. JSC, 7.00%, 5/05/20 (b)	USD	800	898,000
Luxembourg — 4.4%
ArcelorMittal, 6.13%, 6/01/18		148	162,430
European Financial Stability Facility, 2.75%, 12/03/29	EUR	1,520	2,053,570
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18		510	693,889
Gazprom OAO Via Gaz Capital SA, 8.13%, 7/31/14	USD	510	530,502
GELF Bond Issuer I SA, 3.13%, 4/03/18	EUR	470	665,446
HeidelbergCement Finance Luxembourg SA, 7.50%, 10/31/14		300	433,758
Russian Agricultural Bank OJSC Via RSHB Capital SA, 9.00%, 6/11/14	USD	770	794,255

			5,333,850
Corporate Bonds	Par (000)		Value
Netherlands — 0.8%
HeidelbergCement Finance BV, 8.00%, 1/31/17	EUR	130	$209,029
Louis Dreyfus Commodities BV, 4.00%, 12/04/20		365	500,892
Volkswagen International Finance NV, 3.88% (c)(d)		200	285,114

			995,035
Portugal — 0.2%
Galp Energia SGPS SA, 4.13%, 1/25/19		200	279,267
Saudi Arabia — 0.4%
Dar Al-Arkan Sukuk Co. Ltd., 5.75%, 5/24/18	USD	510	480,675
Singapore — 0.2%
SP PowerAssets Ltd., 2.70%, 9/14/22		260	237,242
South Korea — 0.2%
POSCO, 5.25%, 4/14/21 (b)		200	215,961
Spain — 0.2%
Caja Rural de Navarra, 2.88%, 6/11/18	EUR	200	279,692
Switzerland — 0.5%
Credit Suisse AG, 6.50%, 8/08/23	USD	300	319,125
UBS AG, 4.75%, 5/22/23 (c)		265	264,549

			583,674
United Arab Emirates — 0.9%
Emirates Airline, 4.50%, 2/06/25		1,215	1,111,725
United Kingdom — 3.3%
AA Bond Co., Ltd., 9.50%, 7/31/43	GBP	255	463,438
Enterprise Inns PLC, 6.50%, 12/06/18		505	867,614
Fidelity International Ltd., 7.13%, 2/13/24		200	368,360
GKN Holdings PLC, 5.38%, 9/19/22		100	171,983
Legal & General Group PLC, 5.88% (c)(d)		470	830,287
Lloyds TSB Bank PLC, 9.88%, 12/16/21 (c)	USD	345	411,757
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (b)		800	901,592

			4,015,031
United States — 5.9%
AIG Life Holdings, Inc., 7.57%, 12/01/45 (b)		100	113,000
Altria Group, Inc., 9.95%, 11/10/38		41	62,541
Bank of America Corp.:
5.63%, 7/01/20		200	228,543
Series L, 1.35%, 11/21/16		190	189,922
CIT Group, Inc., 4.75%, 2/15/15 (b)		420	435,225
CONSOL Energy, Inc., 8.25%, 4/01/20		350	378,875
COX Communications, Inc., 8.38%, 3/01/39 (b)		410	497,237
Delphi Corp., 5.00%, 2/15/23		895	920,731
DIRECTV Holdings LLC, 5.15%, 3/15/42		250	224,525
DISH DBS Corp., 6.63%, 10/01/14		230	239,200
General Motors Co., 6.25%, 10/02/43 (b)		179	185,936
Mylan, Inc., 6.00%, 11/15/18 (b)		430	458,206
NewPage Corp., 11.38%, 12/31/14 (a)(e)		586	—
QVC, Inc.:
5.13%, 7/02/22		86	85,063
5.95%, 3/15/43		170	154,233
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		640	653,600
SLM Corp., 3.88%, 9/10/15		93	96,139

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Verizon Communications, Inc.:
4.50%, 9/15/20	USD	546	$584,529
5.15%, 9/15/23		788	846,069
6.55%, 9/15/43		413	483,193
WM Covered Bond Program, 4.38%, 9/16/14	EUR	210	292,892

			7,129,659
Total Corporate Bonds — 25.5%			30,899,422

Foreign Agency Obligations
Australia — 6.0%
Australia Government Bond:
5.75%, 5/15/21	AUD	1,105	1,103,830
5.75%, 7/15/22		120	120,084
4.75%, 4/21/27		450	412,662
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25		3,640	4,066,401
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17		1,595	1,556,614

			7,259,591
Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (b)	USD	352	348,040
Canada — 0.3%
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	347,870
Finland — 0.7%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	950	865,340
France — 0.8%
Societe Financement de l’Economie Francaise, 3.38%, 5/05/14 (b)	USD	955	964,741
Germany — 3.2%
Bundesobligation, 0.25%, 4/13/18	EUR	140	188,187
Bundesrepublik Deutschland, 3.50%, 7/04/19		275	427,379
Bundesschatzanweisungen, 0.00%, 12/11/15 (f)		2,045	2,800,896
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	509,259

			3,925,721
Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia, 6.13%, 3/15/19 (b)	USD	201	214,316
Ireland — 2.4%
Ireland Government Bond:
4.50%, 4/18/20	EUR	205	308,379
3.90%, 3/20/23		450	639,779
5.40%, 3/13/25		1,280	2,002,645

			2,950,803
Italy — 8.7%
Italy Buoni Poliennali Del Tesoro:
2.55%, 10/22/16		4,479	6,308,793
4.50%, 5/01/23		2,915	4,197,839

			10,506,632
New Zealand — 1.0%
New Zealand Government Bond, 3.00%, 9/20/30	NZD	1,505	$1,238,738
Portugal — 4.6%
Portugal Obrigacoes do Tesouro OT (b):
4.35%, 10/16/17	EUR	1,270	1,737,214
4.45%, 6/15/18		1,270	1,716,389
5.65%, 2/15/24		1,560	2,059,696

			5,513,299
Slovenia — 2.7%
Slovenia Government Bond:
4.38%, 4/02/14		435	602,600
2.75%, 3/17/15		330	458,362
Slovenia Government International Bond, 5.85%, 5/10/23	USD	960	974,400
Slovenia Ministry of Finance Treasury Bill, 0.00%, 10/16/14 (f)	EUR	960	1,294,918

			3,330,280
South Korea — 4.0%
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,816,757	1,766,856
Korea Treasury Bond, 5.00%, 9/10/14		3,203,000	3,083,005

			4,849,861
Spain — 2.5%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	382,622
Spain Government Bond:
2.75%, 3/31/15	EUR	60	84,124
4.40%, 10/31/23 (b)		1,355	1,897,812
5.15%, 10/31/28 (b)		250	362,462
4.70%, 7/30/41		200	265,400

			2,992,420
United Kingdom — 0.8%
United Kingdom Gilt, 3.50%, 7/22/68	GBP	635	1,025,860
Total Foreign Agency Obligations — 38.2%			46,333,512

Taxable Municipal Bonds
United States — 0.9%
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51	USD	90	84,555
State of California, GO, Various Purpose, Series 3, 5.95%, 4/01/16		850	942,157
Total Taxable Municipal Bonds — 0.9%			1,026,712

Non-Agency Mortgage-Backed Securities
Ireland — 0.5%
German Residential Funding 2013-2, Ltd., Series 2013-2, Class E, 4.02%, 11/27/24 (c)	EUR	116	159,221
German Residential Funding PLC, Series 2013-1, Class D, 3.73%, 8/27/24 (c)		149	211,011
Talisman Finance Ltd., Series 7, Class A, 0.43%, 4/22/17 (c)		202	274,934

			645,166

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)			Value
Netherlands — 0.1%
Storm BV, Series 2013-4, Class A1, 0.70%, 10/22/53 (c)	EUR	100		$137,721
United Kingdom — 0.7%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 1.94%, 5/17/60 (b)(c)	USD	289		293,652
Gosforth Funding 2012-2 PLC, Series 2012-2, Class A1A, 0.99%, 11/18/49 (c)	GBP	97		161,530
London & Regional Debt Securitisation No 1 PLC, Series 1, Class A, 4.77%, 10/15/17 (c)		96		160,124
Taurus PLC, Series 2013-GMF1, Class D, 2.97%, 5/21/24 (c)	EUR	135		186,148

				801,454
United States — 0.1%
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 4.85%, 1/25/35 (c)	USD	115		114,304
Total Non-Agency Mortgage-Backed Securities — 1.4%				1,698,645

US Treasury Obligations
United States — 17.7%
US Treasury Notes:
0.25%, 3/31/14		7,820		7,823,230
0.25%, 5/31/15		4,776		4,778,240
0.25%, 11/30/15		1,195		1,192,620
1.00%, 5/31/18		6,225		6,088,828
1.38%, 7/31/18		1,200		1,189,219
2.00%, 2/15/23		403		373,845
Total US Treasury Obligations — 17.7%				21,445,982

Other Interests (g)		Beneficial Interest (000)
United States — 0.3%
Adelphia Escrow		575		6
Stanley Martin, Class B Membership Units, (acquired 12/09/09, cost $240,152)		—	(h)	344,750
Total Other Interests — 0.3%				344,756
Preferred Securities		Par (000)		Value
Capital Trusts
Netherlands — 1.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (b)(c)(d)	USD	400		$529,500
Generali Finance BV (c)(d):
5.32%	EUR	450		619,870
5.48%		200		275,336
Swiss Reinsurance Co. via ELM BV, 5.25% (c)(d)		250		359,451

				1,784,157
United Kingdom — 1.1%
Barclays PLC, 8.00% (c)(d)		210		290,945
NGG Finance PLC, 4.25%, 6/18/76 (c)		760		1,059,312

				1,350,257
United States — 0.1%
Wells Fargo & Co., Series K, 7.98% (c)(d)	USD	110		122,650
Total Preferred Securities — 2.7%				3,257,064

Warrants		Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/14) (a)(i)		14,085		—
Venezuela — 0.1%
Republic of Venezuela Oil Obligations (Expires 4/15/20) (i)		3,000		74,250
Total Warrants — 0.1%				74,250
Total Long-Term Investments (Cost — $108,206,241) — 92.3%				111,817,756

Short-Term Securities
Money Market Funds — 2.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)		3,028,342		3,028,342

US Treasury Obligations — 3.7%	Par (000)
US Treasury Bill, 0.09%, 9/18/14 (l)	USD	4,480		4,477,234
Total Short-Term Securities (Cost — $7,505,576) — 6.2%				7,505,576
Total Investments (Cost — $115,711,817) — 98.5%				119,323,332
Other Assets Less Liabilities — 1.5%				1,830,843

Net Assets — 100.0%				$121,154,175

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	11

Schedule of Investments (continued)

(f)	Zero-coupon bond.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Amount is less than $500.

(i)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
Blackrock Liquidity Funds, TempFund, Institutional Class	4,224,702	(1,196,360)	3,028,342	$2,022

(k)	Represents the current yield as of report date.

(l)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Financial futures contracts as of December 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(17)	German Euro BOBL Futures	Eurex	March 2014	USD	2,910,031	$28,760
(57)	German Euro Bund Futures	Eurex	March 2014	USD	10,912,997	158,081
7	German Euro Buxl Futures	Eurex	March 2014	USD	1,175,040	(21,965)
(71)	German Euro Schatz Futures	Eurex	March 2014	USD	10,773,514	18,699
(1)	10-Year Japanese Government Treasury Bonds	Tokyo Stock Exchange	March 2014	USD	1,360,934	6,264
(20)	3-Year Australian Treasury Bonds	Australian Securities Exchange	March 2014	USD	1,938,411	(2,171)
1	10-Year Canadian Government Treasury Bonds	Montreal	March 2014	USD	119,313	(1,546)
(188)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	23,132,813	480,934
(24)	Long US Treasury Bond	Chicago Board of Trade	March 2014	USD	3,079,500	70,663
(42)	Ultra Long US Treasury Bonds	Chicago Board of Trade	March 2014	USD	5,722,500	137,428
(68)	10-Year Australian Treasury Bonds	Australian Securities Exchange	March 2014	USD	6,962,034	(45,380)
(104)	Long Gilt Bond Future	NYSE LIFFE	March 2014	USD	18,351,634	335,369
(15)	2-Year US Treasury Notes	Chicago Board of Trade	March 2014	USD	3,297,188	7,057
49	5-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	5,846,312	(82,281)
Total						$1,089,912

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,281,203	DKK	6,940,000	Royal Bank of Scotland PLC	1/02/14	$1,409
CHF	1,544,134	EUR	1,263,449	Goldman Sachs Bank USA	1/16/14	(6,976)
EUR	4,207,498	CHF	5,183,987	Barclays Bank PLC	1/16/14	(23,585)
EUR	880,000	CHF	1,079,073	Deutsche Bank AG	1/16/14	852
JPY	79,964,010	USD	810,000	Deutsche Bank AG	1/16/14	(50,648)
USD	820,000	JPY	79,531,800	Deutsche Bank AG	1/16/14	64,752
EUR	225,000	NOK	1,877,810	Deutsche Bank AG	1/21/14	139
EUR	225,000	NOK	1,880,865	Deutsche Bank AG	1/21/14	(364)
NOK	3,597,418	EUR	440,000	Deutsche Bank AG	1/21/14	(12,587)
EUR	1,300,000	USD	1,788,557	Deutsche Bank AG	1/22/14	(164)
USD	27,400,439	EUR	20,291,000	Barclays Bank PLC	1/22/14	(513,628)
USD	2,338,235	EUR	1,719,000	Barclays Bank PLC	1/22/14	(26,571)
USD	284,292	EUR	210,000	BNP Paribas S.A.	1/22/14	(4,602)
USD	496,662	EUR	360,000	Deutsche Bank AG	1/22/14	1,415
USD	61,231	EUR	45,000	Royal Bank of Canada	1/22/14	(675)
USD	5,621,239	EUR	4,170,000	UBS AG	1/22/14	(115,376)
USD	3,392,519	EUR	2,508,000	UBS AG	1/22/14	(57,704)
CAD	651,000	USD	613,713	BNP Paribas S.A.	1/23/14	(1,170)

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	6,940,000	USD	1,281,439	Royal Bank of Scotland PLC	1/23/14	$(1,451)
GBP	3,000,000	USD	4,841,955	Barclays Bank PLC	1/23/14	125,237
GBP	1,500,000	USD	2,398,592	UBS AG	1/23/14	85,004
USD	9,417,707	AUD	9,924,000	Deutsche Bank AG	1/23/14	568,163
USD	2,899,586	CAD	3,003,000	Barclays Bank PLC	1/23/14	73,982
USD	137,326	CAD	143,000	BNP Paribas S.A.	1/23/14	2,774
USD	95,087	CAD	98,000	Deutsche Bank AG	1/23/14	2,877
USD	1,291,843	DKK	7,044,399	Deutsche Bank AG	1/23/14	(7,400)
USD	790,173	GBP	487,000	Barclays Bank PLC	1/23/14	(16,168)
USD	48,318	GBP	30,000	BNP Paribas S.A.	1/23/14	(1,354)
USD	12,099,185	GBP	7,399,000	Deutsche Bank AG	1/23/14	(151,565)
USD	185,814	GBP	115,000	JPMorgan Chase Bank N.A.	1/23/14	(4,595)
USD	161,389	GBP	100,000	Royal Bank of Canada	1/23/14	(4,184)
USD	289,701	GBP	180,000	Royal Bank of Canada	1/23/14	(8,330)
USD	624,760	HUF	137,187,000	Citibank N.A.	1/23/14	(9,403)
USD	2,507,067	NZD	3,021,000	Barclays Bank PLC	1/23/14	25,569
INR	38,628,000	USD	618,543	Deutsche Bank AG	2/10/14	1,377
USD	612,559	INR	38,628,000	Deutsche Bank AG	2/10/14	(7,361)
USD	5,284,210	KRW	5,676,827,000	BNP Paribas S.A.	2/12/14	(106,847)
JPY	91,712,971	USD	905,000	Deutsche Bank AG	2/20/14	(33,928)
USD	935,000	JPY	95,828,150	Deutsche Bank AG	2/20/14	24,843
CNY	17,399,260	USD	2,840,000	HSBC Bank PLC	2/25/14	7,669
GBP	710,000	USD	1,161,738	Deutsche Bank AG	3/03/14	13,504
USD	1,167,579	GBP	715,000	Deutsche Bank AG	3/03/14	(15,939)
USD	8,952,518	EUR	6,610,000	UBS AG	3/06/14	(140,657)
USD	1,106,184	AUD	1,245,000	Deutsche Bank AG	3/17/14	(150)
USD	575,000	JPY	59,297,162	Deutsche Bank AG	3/17/14	11,731
Total						$(312,085)

•	OTC credit default swaps – buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
FirstEnergy Corp.	1.00%	Deutsche Bank AG	3/20/18	USD	480	$291	$5,156	$(4,865)
Exelon Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/18	USD	630	(11,718)	(7,182)	(4,536)
Compagnie de Saint Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	730	(9,524)	20,319	(29,843)
Deutsche Telekom AG	1.00%	Deutsche Bank AG	6/20/18	EUR	450	(13,595)	(1,870)	(11,725)
Banco Bilbao Vizcaya Argentaria	3.00%	Deutsche Bank AG	12/20/18	EUR	110	(12,753)	(8,082)	(4,671)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	321	(537)	8,849	(9,386)
Total						$(47,836)	$17,190	$(65,026)

•	OTC credit default swaps – sold protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Dow Jones CDX North America Investment Grade Index Series 19, Version 1	1.00%	Deutsche Bank AG	12/20/17	A-	USD 640	$13,382	$5,142	$8,240
Solvay SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB+	EUR 510	12,963	(3,944)	16,907
France Telecom SA	1.00%	Deutsche Bank AG	6/20/18	BBB+	EUR 450	9,216	(6,628)	15,844
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB	USD 260	2,502	(4,789)	7,291
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB	USD 510	4,907	(8,975)	13,882
FirstEnergy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB-	USD 315	(2,710)	(9,368)	6,658
UniCredit SFA	3.00%	Deutsche Bank AG	12/20/18	BBB	EUR 110	11,307	4,533	6,774
Total						$51,567	$(24,029)	$75,596

[1] Using Standard and Poor’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	13

Schedule of Investments (continued)

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.18%[1]	6-Month BUBOR	Deutsche Bank AG	11/06/23	HUF 170,000	$2,914	—	$2,914
5.51%[1]	6-Month BUBOR	Citibank N.A.	12/09/23	HUF 140,125	(14,091)	—	(14,091)
Total					$(11,177)	—	$(11,177)

[1] Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$6,078,396	—	$6,078,396
Common Stocks	$258,558	184,559	$215,900	659,017
Corporate Bonds	—	30,899,422	—	30,899,422
Foreign Agency Obligations	—	46,333,512	—	46,333,512
Municipal Bonds	—	1,026,712	—	1,026,712
Non-Agency Mortgage-Backed Securities	—	1,698,645	—	1,698,645
US Treasury Obligations	—	21,445,982	—	21,445,982
Other Interests	—	—	344,756	344,756
Preferred Securities	—	3,257,064	—	3,257,064
Warrants	—	74,250	—	74,250
Short-Term Securities:
Money Market Funds	3,028,342	—	—	3,028,342
US Treasury Obligations	—	4,477,234	—	4,477,234

Total	$3,286,900	$115,475,776	$560,656	$119,323,332

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$75,596	—	$75,596
Foreign currency exchange contracts	$1,409	1,009,888	—	1,011,297
Interest rate contracts	1,243,255	2,914	—	1,246,169
Liabilities:
Credit contracts	—	(65,026)	—	(65,026)
Foreign currency exchange contracts	—	(1,323,382)	—	(1,323,382)
Interest rate contracts	(153,343)	(14,091)	—	(167,434)

Total	$1,091,321	$(314,101)	—	$777,220

[1]   Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,549,998	—	—	$1,549,998
Foreign currency at value	5,644,635	—	—	5,644,635

Total	$7,194,633	—	—	$7,194,633

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	15

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value — unaffiliated (cost — $112,683,475)	$116,294,990
Investments at value — affiliated (cost — $3,028,342)	3,028,342
Foreign currency at value (cost — $5,647,287)	5,644,635
Cash pledged for financial futures contracts	1,549,998
Interest receivable	1,119,701
Unrealized appreciation on foreign currency exchange contracts	1,011,297
Capital shares sold receivable	457,912
Unrealized appreciation on OTC swaps	78,510
Variation margin receivable on financial futures contracts	44,831
Swap premiums paid	43,999
Investments sold receivable	22,390
Swaps receivable	6,523
Prepaid expenses	38,007

Total assets	129,341,135

Liabilities
Investments purchased payable	6,006,637
Unrealized depreciation on foreign currency exchange contracts	1,323,382
Capital shares redeemed payable	395,116
Income dividends payable	90,424
Unrealized depreciation on OTC swaps	79,117
Investment advisory fees payable	61,065
Swap premiums received	50,838
Service and distribution fees payable	37,806
Swaps payable	9,889
Officer’s and Directors’ fees payable	4,096
Other affiliates payable	313
Other accrued expenses payable	128,277

Total liabilities	8,186,960

Net Assets	$121,154,175

Net Assets Consist of
Paid-in capital	$120,970,937
Distributions in excess of net investment income	(1,497,709)
Accumulated net realized loss	(2,719,806)
Net unrealized appreciation/depreciation	4,400,753

Net Assets	$121,154,175

Net Asset Value
Institutional — Based on net assets of $20,819,694 and 3,303,579 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.30

Investor A — Based on net assets of $71,967,821 and 11,427,350 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.30

Investor B — Based on net assets of $1,257,261 and 199,686 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.30

Investor C — Based on net assets of $19,943,671 and 3,167,244 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.30

Investor C1 — Based on net assets of $7,165,728 and 1,139,189 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.29

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$4,288,241
Dividends — unaffiliated	18,000
Dividends — affiliated	2,022
Foreign taxes withheld	(7,715)

Total income	4,300,548

Expenses
Investment advisory	741,310
Service — Investor A	170,449
Service and distribution — Investor B	15,192
Service and distribution — Investor C	226,033
Service and distribution — Investor C1	65,014
Transfer agent — Institutional	44,444
Transfer agent — Investor A	117,180
Transfer agent — Investor B	3,777
Transfer agent — Investor C	48,812
Transfer agent — Investor C1	13,946
Professional	96,477
Registration	59,086
Custodian	48,119
Printing	47,832
Accounting services	29,255
Officer and Directors	23,163
Miscellaneous	42,330

Total expenses	1,792,419
Less fees waived waived by Manager	(2,704)
Less transfer agent fees waived and/or reimbursed — class specific	(133,507)

Total expenses after fees waived and/or reimbursed	1,656,208

Net investment income	2,644,340

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,526,596
Financial futures contracts	1,983,603
Foreign currency transactions	(2,384,160)
Swaps	(443,325)

4,682,714

Net change in unrealized appreciation/depreciation on:
Investments	(6,940,410)
Financial futures contracts	969,286
Foreign currency translations	175,798
Swaps	232,444

(5,562,882)

Total realized and unrealized loss	(880,168)

Net Increase in Net Assets Resulting from Operations	$1,764,172

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	17

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$2,644,340	$3,674,890
Net realized gain	4,682,714	1,917,790
Net change in unrealized appreciation/depreciation	(5,562,882)	4,640,754

Net increase in net assets resulting from operations	1,764,172	10,233,434

Dividends to Shareholders From[1]
Net investment income:
Institutional	(370,981)	(755,079)
Investor A	(1,001,611)	(1,823,438)
Investor B	(22,689)	(70,180)
Investor C	(223,297)	(486,515)
Investor C1	(85,807)	(220,220)
Distributions in excess of net investment income:[2]
Institutional	(191,773)	—
Investor A	(517,769)	—
Investor B	(11,729)	—
Investor C	(115,430)	—
Investor C1	(44,356)	—

Decrease in net assets resulting from dividends to shareholders	(2,585,442)	(3,355,432)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,337,642)	(12,139,706)

Net Assets
Total decrease in net assets	(8,158,912)	(5,261,704)
Beginning of year	129,313,087	134,574,791

End of year	$121,154,175	$129,313,087

Distribution in excess of net investment income, end of year	$(1,497,709)	$(1,713,120)

[1] Determined in accordance with federal income tax regulations.
[2] Taxable distribution.

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Financial Highlights

	Institutional
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.16	0.20	0.22	0.23	0.22
Net realized and unrealized gain (loss)	(0.05)	0.31	(0.06)[2]	0.02 [2]	0.37	[2]

Net increase from investment operations	0.11	0.51	0.16	0.25	0.59

Dividends and distributions from:[3]
Net investment income	(0.10)	(0.18)	(0.18)	(0.22)	(0.48)
Distributions in excess of net investment income	(0.05)[4]	—	—	—	—
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.15)	(0.18)	(0.18)	(0.25)	(0.48)

Net asset value, end of year	$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	1.84%	8.67%	2.79%	4.24%	10.34%

Ratios to Average Net Assets
Total expenses	1.08%	1.06%	1.09%	1.03%	1.09%

Total expenses after fees waived and/or reimbursed	0.97%	1.02%	1.09%	1.03%	1.09%

Net investment income	2.52%	3.21%	3.77%	3.73%	3.75%

Supplemental Data
Net assets, end of year (000)	$20,820	$24,368	$27,615	$36,672	$41,525

Portfolio turnover	144%	68%	99%	130%	201%	[6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	19

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.14	0.18	0.21	0.21	0.21
Net realized and unrealized gain (loss)	(0.04)	0.32	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.10	0.50	0.15	0.24	0.57

Dividends and distributions from:[3]
Net investment income	(0.09)	(0.17)	(0.17)	(0.21)	(0.46)
Distributions in excess of net investment income	(0.05)[4]	—	—	—	—
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.14)	(0.17)	(0.17)	(0.24)	(0.46)

Net asset value, end of year	$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	1.62%	8.44%	2.56%	4.00%	10.11%

Ratios to Average Net Assets
Total expenses	1.30%	1.27%	1.31%	1.26%	1.30%

Total expenses after fees waived and/or reimbursed	1.19%	1.23%	1.31%	1.26%	1.30%

Net investment income	2.28%	3.00%	3.54%	3.47%	3.54%

Supplemental Data
Net assets, end of year (000)	$71,968	$68,031	$67,108	$76,388	$75,509

Portfolio turnover	144%	68%	99%	130%	201%	[6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.11	0.15	0.18	0.18	0.18
Net realized and unrealized gain (loss)	(0.05)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.06	0.46	0.12	0.21	0.54

Dividends and distributions from:[3]
Net investment income	(0.06)	(0.13)	(0.14)	(0.18)	(0.43)
Distributions in excess of net investment income	(0.04)[4]	—	—	—	—
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.10)	(0.13)	(0.14)	(0.21)	(0.43)

Net asset value, end of year	$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	1.00%	7.82%	2.02%	3.47%	9.54%

Ratios to Average Net Assets
Total expenses	1.82%	1.82%	1.84%	1.78%	1.83%

Total expenses after fees waived and/or reimbursed	1.82%	1.81%	1.84%	1.78%	1.82%

Net investment income	1.71%	2.44%	3.03%	2.94%	3.03%

Supplemental Data
Net assets, end of year (000)	$1,257	$2,614	$4,058	$6,919	$8,595

Portfolio turnover	144%	68%	99%	130%	201%	[6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	21

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.10	0.14	0.16	0.17	0.16
Net realized and unrealized gain (loss)	(0.05)	0.31	(0.05)[2]	0.02 [2]	0.37	[2]

Net increase from investment operations	0.05	0.45	0.11	0.19	0.53

Dividends and distributions from:[3]
Net investment income	(0.06)	(0.12)	(0.13)	(0.17)	(0.42)
Distributions in excess of net investment income	(0.03)[4]	—	—	—	—
Return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.09)	(0.12)	(0.13)	(0.19)	(0.42)

Net asset value, end of year	$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	0.84%	7.59%	1.78%	3.22%	9.30%

Ratios to Average Net Assets
Total expenses	2.10%	2.07%	2.08%	2.02%	2.05%

Total expenses after fees waived and/or reimbursed	1.95%	2.02%	2.08%	2.02%	2.05%

Net investment income	1.55%	2.21%	2.77%	2.71%	2.75%

Supplemental Data
Net assets, end of year (000)	$19,944	$24,748	$24,516	$27,260	$30,449

Portfolio turnover	144%	68%	99%	130%	201%	[6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)

	Investor C1
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$6.33	$6.00	$6.02	$6.02	$5.91

Net investment income[1]	0.10	0.15	0.18	0.18	0.18
Net realized and unrealized gain (loss)	(0.04)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.06	0.46	0.12	0.21	0.54

Dividends and distributions from:[3]
Net investment income	(0.07)	(0.13)	(0.14)	(0.18)	(0.43)
Distributions in excess of net investment income	(0.03)[4]	—	—	—	—
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.10)	(0.13)	(0.14)	(0.21)	(0.43)

Net asset value, end of year	$6.29	$6.33	$6.00	$6.02	$6.02

Total Investment Return[5]
Based on net asset value	0.95%	7.81%	2.00%	3.42%	9.50%

Ratios to Average Net Assets
Total expenses	1.85%	1.84%	1.87%	1.83%	1.87%

Total expenses after fees waived and/or reimbursed	1.85%	1.83%	1.87%	1.83%	1.86%

Net investment income	1.63%	2.41%	3.00%	2.89%	2.98%

Supplemental Data
Net assets, end of year (000)	$7,166	$9,552	$11,279	$14,784	$18,840

Portfolio turnover	144%	68%	99%	131%	201%	[6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements

1. Organization:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse utilizing similar inputs and methodologies as the Fund’s pricing service. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates. The

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)

character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts : The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	27

Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease their exposure to underlying instruments (including equity risk, and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agrees either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps;	$1,246,169
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,011,297
Credit contracts	Unrealized appreciation on swaps	119,595

Total		$2,377,061

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps	$167,434
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	1,323,382
Credit contracts	Unrealized depreciation on swaps	115,864

Total		$1,606,680

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$1,983,603
Swaps	(267,348)
Options[2]	14,185
Foreign currency exchange contracts:
Foreign currency transactions	(2,544,873)
Credit contracts:
Swaps	(175,977)

Total	$(990,410)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$969,286
Swaps	246,149
Foreign currency exchange contracts:
Foreign currency translations	152,707
Credit contracts:
Swaps	(13,705)

Total	$1,354,437

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	29

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	41
Average number of contracts sold	586
Average notional value of contracts purchased	$10,680,273
Average notional value of contracts sold	$91,449,830
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	46
Average number of contracts — US dollars sold	31
Average US dollar amounts purchased	$113,565,102
Average US dollar amounts sold	$55,398,399
Options:
Average number of option contracts purchased	79	[1]
Average notional value of option contracts purchased	$197,500	[1]
Credit default swaps:
Average number of contracts — buy protection	14
Average number of contracts — sell protection	13
Average notional value — buy protection	$9,930,821
Average notional value — sell protection	$6,996,303
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$781,858
Average notional value — receives fixed rate	$3,365,580

[1]	Actual contract amount shown due to limited activity

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$44,831	—
Foreign currency exchange contracts	1,011,297	$1,323,382
OTC swaps[1]	122,509	129,955

Total of derivative assets and liabilities in the Statement of Assets and Liabilities	1,178,637	1,453,337

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(44,831)	—

Total of derivative assets and liabilities subject to MNA	$1,133,806	$1,453,337

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$224,788	$(224,788)	—	—	—
BNP Paribas S.A.	2,774	(2,774)	—	—	—
Credit Suisse International	21,173	(13,764)	—	—	$7,409
Deutsche Bank AG	738,256	(317,947)	—	—	420,309
HSBC Bank PLC	7,669	—	—	—	7,669
JPMorgan Chase Bank N.A.	52,733	(52,733)	—	—	—
Royal Bank of Scotland PLC	1,409	(1,409)	—	—	—
UBS AG	85,004	(85,004)	—	—	—

Total	$1,133,806	$(698,419)	—	—	$435,387

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$579,952	$(224,788)	—	—	$355,164
BNP Paribas N.A.	113,973	(2,774)	—	—	111,199
Citibank N.A.	23,494	—	—	—	23,494
Credit Suisse International	13,764	(13,764)	—	—	—
Deutsche Bank AG	317,947	(317,947)	—	—	—
Goldman Sachs Bank USA	6,976	—	—	—	6,976
JPMorgan Chase Bank N.A.	68,854	(52,733)	—	—	16,121
Royal Bank of Canada	13,189	—	—	—	13,189
Royal Bank of Scotland PLC	1,451	(1,409)	—	—	42
UBS AG	313,737	(85,004)	—	—	228,733

Total	$1,453,337	$(698,419)	—	—	$754,918

[2]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a MNA.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rate:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2013, the amounts waived and/or reimbursed were as follows:

Institutional	$23,962
Investor A	$77,484
Investor C	$32,061

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	31

Notes to Financial Statements (continued)

amount included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,166 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$7
Investor A	$15

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,290
Investor A	$5,798
Investor B	$71
Investor C	$1,963
Investor C1	$100

For the year ended December 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $14,395.

For the year ended December 31, 2013, affiliates received CDSCs as follows:

Investor A	$928
Investor B	$815
Investor C	$4,647

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer, which is included in officers and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2013 were $137,589,925 and $161,195,488, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2013 were $28,812,960 and $18,919,504, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, foreign currency transactions, distributions paid in excess of taxable income and net paydown losses were reclassified to the following accounts:

Paid-in capital	$(881,057)
Distributions in excess of net investment income	$156,513
Accumulated net realized loss	$724,544

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$2,585,442	$3,355,432

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(2,103,652)
Net unrealized gains[1]	2,847,454
Qualified late-year losses[2]	(560,564)

Total	$183,238

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$972,402
2018	1,131,250

Total	$2,103,652

During the year ended December 31, 2013, the Fund utilized $5,722,667 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$115,807,213

Gross unrealized appreciation	$5,177,710
Gross unrealized depreciation	(1,661,591)

Net unrealized appreciation	$3,516,119

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk).

The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	33

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	480,993	$3,021,644	281,766	$1,723,303
Shares issued to shareholders in reinvestment of dividends	59,184	371,435	81,628	501,798
Shares redeemed	(1,078,432)	(6,762,807)	(1,113,701)	(6,812,789)

Net decrease	(538,255)	$(3,369,728)	(750,307)	$(4,587,688)

Investor A
Shares sold	3,670,300	$22,969,435	1,828,466	$11,251,335
Shares issued to shareholders in reinvestment of dividends	185,173	1,161,014	214,177	1,317,143
Shares redeemed	(3,161,120)	(19,831,573)	(2,476,681)	(15,179,747)

Net increase (decrease)	694,353	$4,298,876	(434,038)	$(2,611,269)

Investor B
Shares sold	20,093	$126,799	13,588	$83,770
Shares issued to shareholders in reinvestment of dividends	4,220	26,502	8,373	51,394
Shares redeemed	(237,103)	(1,489,417)	(284,810)	(1,741,337)

Net decrease	(212,790)	$(1,336,116)	(262,849)	$(1,606,173)

Investor C
Shares sold	712,087	$4,479,785	911,882	$5,583,802
Shares issued to shareholders in reinvestment of dividends	42,435	266,380	62,260	382,500
Shares redeemed	(1,492,260)	(9,355,675)	(1,149,375)	(7,039,759)

Net decrease	(737,738)	$(4,609,510)	(175,233)	$(1,073,457)

Investor C1
Shares sold	16,068	$100,742	38,313	$235,837
Shares issued to shareholders in reinvestment of dividends	13,652	85,624	22,865	140,327
Shares redeemed	(399,281)	(2,507,530)	(431,558)	(2,637,283)
Net decrease	(369,561)	$(2,321,164)	(370,380)	$(2,261,119)

Total Net Decrease	(1,163,991)	$(7,337,642)	(1,992,807)	$(12,139,706)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2013.

	Months Paid	Percentage
Foreign Source Income[1]	January —December 2013	70.07%

Interest-Related Dividends for Non-US Residents[2]	January —December 2013	14.30%

Federal Obligation Interest[3]	January —December 2013	2.35%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	35

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 89 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 89 Portfolios	Actavis, plc (pharmaceutical)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 89 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 89 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 89 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 89 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 89 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 89 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2000	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 89 Portfolios	None

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 89 Portfolios	None

[1]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F O’Brien, 2005; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 89 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	37

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BlackRock International Limited Edinburgh EH3 8JB United Kingdom

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	39

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2013	41

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

WI-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$40,263	$40,000	$0	$0	$15,100	$24,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$15,100	$24,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: February 28, 2014